Other gains and losses, and litigation	12 Months Ended
Dec. 31, 2018
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Other gains and losses, and litigation

D.28. Other gains and losses, and litigation

In 2018, the line item Other gains and losses, and litigation consists of the pre-tax gain of €502 million arising on the divestment of the European Generics business (completed September 30, 2018), net of separation costs (see Note D.1.1.).

In 2017, this line item showed a net expense of €215 million, including an additional charge to provisions for vendor’s liability guarantees on past divestments and a negative price adjustment of €31 million on the 2016 divestment of Sanofi’s interest in the SPMSD joint venture.

On December 30, 2016 Sanofi divested its interest in the SPMSD joint venture to MSD, generating a pre-tax gain of €211 million (see Note D.1.3.).